                                                                    Exhibit 10.1


                                                                  EXECUTION COPY
================================================================================









                        JITNEY-JUNGLE STORES OF AMERICA, INC.











                                   $200,000,000 of
                      103/8% Senior Subordinated Notes due 2007




                                  Purchase Agreement

                                  September 10, 1997


                             DONALDSON, LUFKIN & JENRETTE
                                SECURITIES CORPORATION

                              CREDIT SUISSE FIRST BOSTON


================================================================================

                        JITNEY-JUNGLE STORES OF AMERICA, INC.

                                     $200,000,000
                      103/8% Senior Subordinated Notes due 2007

                                  PURCHASE AGREEMENT
                                  ------------------


                                       September 10, 1997



DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION

CREDIT SUISSE FIRST BOSTON

  c/o Donaldson, Lufkin & Jenrette
      Securities Corporation
      277 Park Avenue
      New York, New York  10172

Dear Sirs:

         Jitney-Jungle Stores of America, Inc., a Mississippi corporation (the "COMPANY"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and Credit Suisse First Boston ("FIRST BOSTON" and, together with DLJ, the "INITIAL PURCHASERS") an aggregate of $200,000,000 in principal amount of its 103/8% Senior Subordinated Notes due 2007 (the "SENIOR SUBORDINATED NOTES"), subject to the terms and conditions set forth herein. The Senior Subordinated Notes are to be issued pursuant to the provisions of an indenture (the "INDENTURE"), to be dated as of the Closing Date (as defined below), among the Company, the Guarantors (as defined below) and Marine Midland Bank, as trustee (the "TRUSTEE"). The Senior Subordinated Notes and the New Senior Subordinated Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "NOTES." The Notes will be guaranteed (the "SUBSIDIARY GUARANTEES") by each of the entities listed on Schedule A hereto (each, a "GUARANTOR" and collectively the "GUARANTORS"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

         Pursuant to the terms of an Agreement and Plan of Merger (the "MERGER AGREEMENT") entered into on July 8, 1997, Delta Acquisition Corporation ("DAC"), an Alabama corporation and a wholly-owned subsidiary of the Company, commenced a tender offer (the "DELCHAMPS TENDER OFFER") to purchase all of the issued and outstanding shares of common stock and associated preferred share purchase rights of Delchamps, Inc., an Alabama corporation ("DELCHAMPS"). Following the Delchamps Tender Offer and subject to certain conditions and other provisions contained in the Merger Agreement, DAC will be merged with and into Delchamps (the "DELCHAMPS MERGER" and, together with the Delchamps Tender Offer, the "DELCHAMPS ACQUISITION"), Delchamps will continue as the surviving corporation in the Delchamps Merger and will be a wholly-owned subsidiary of the Company.

The aggregate consideration expected to be paid to current stockholders of Delchamps in the Delchamps Acquisition will be approximately $218.2 million (the "DELCHAMPS PURCHASE PRICE"). For purposes of this Agreement, the term "Consummation" as used with respect to the Delchamps Tender Offer shall refer to the payment for the shares and preferred share purchase rights of Delchamps tendered in the Tender Offer.

         The Company intends to use the gross proceeds from the sale to the Initial Purchasers of the Senior Subordinated Notes, together with initial borrowings under a senior credit facility (the "SENIOR CREDIT FACILITY"), to (i) pay the Delchamps Purchase Price, (ii) repay certain of Delchamps' outstanding indebtedness, (iii) make change of control payments to certain Delchamps executives pursuant to the requirements of existing contractual provisions and
(iv) pay related fees and expenses.

         1. OFFERING MEMORANDUM. The Senior Subordinated Notes will be offered and sold to the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). The Company and the Guarantors (other than Delchamps and Supermarket Cigarette Sales, Inc., a Louisiana corporation ("SCSI")) have prepared a preliminary offering memorandum, dated August 25, 1997 (the "PRELIMINARY OFFERING MEMORANDUM"), and a final offering memorandum, dated September 10, 1997 (the "OFFERING MEMORANDUM"), relating to the Senior Subordinated Notes and the Subsidiary Guarantees.

         Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Senior Subordinated Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

         "THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE THIRD SENTENCE HEREOF. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"),
    (B) IT IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IS OTHERWISE PERMITTED TO PURCHASE THE NOTES PURSUANT TO THE REQUIREMENTS OF CLAUSE
    (2) BELOW, (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER

    THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI") THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.


         2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers agree, severally and not jointly, to purchase from the Company, the principal amounts of Senior Subordinated Notes set forth opposite the name of such Initial Purchaser on Schedule B hereto at a purchase price equal to 97.25% of the principal amount thereof (the "PURCHASE PRICE").

         3. TERMS OF OFFERING. The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "EXEMPT RESALES") of the Senior Subordinated Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBS") and (ii) to persons permitted to purchase the Senior Subordinated Notes in offshore transactions in reliance upon Regulation S under the Act (each, a "REGULATION S PURCHASER") (such persons specified in clauses (i) and (ii) being referred to herein as the "ELIGIBLE PURCHASERS"). The Initial Purchasers will offer the Senior Subordinated Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

         Holders (including subsequent transferees) of the Senior Subordinated Notes will have the registration rights set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be executed on and dated the Closing Date, in substantially the form of Exhibit

A hereto, for so long as such Senior Subordinated Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "COMMISSION") under the circumstances set forth therein, (i) a registration statement under the Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to the Company's 103/8% new Senior Subordinated Notes due 2007 (the "NEW SENIOR SUBORDINATED NOTES"), identical in all material respects to the Senior Subordinated Notes (except that the New Senior Subordinated Notes shall have been registered pursuant to such Exchange Offer Registration Statement), to be offered in exchange for the Senior Subordinated Notes (such offer to exchange being referred to as the "EXCHANGE OFFER") and the Subsidiary Guarantees thereof and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS") relating to the resale by certain holders of the Senior Subordinated Notes, and to use its best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement. This Agreement, the Indenture, the Notes, the Subsidiary Guarantees and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "OPERATIVE DOCUMENTS."

         4.   DELIVERY AND PAYMENT.

              (a) Delivery of, and payment of the Purchase Price for, the Senior Subordinated Notes shall be made at the offices of Dechert Price & Rhoads at 30 Rockefeller Plaza, New York, New York 10112, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on September 15, 1997 or at such other time as shall be agreed upon by the Initial Purchasers and the Company. The time and date of such delivery and payment are herein called the "CLOSING DATE."

              (b) One or more of the Senior Subordinated Notes in definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Senior Subordinated Notes (collectively, the "GLOBAL NOTE"), shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchasers of the Purchase Price thereof by wire transfer in federal (same day) funds to an account or accounts designated by the Company or such other manner of payment as may be designated by the Company and agreed to by the Initial Purchasers. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

         5. AGREEMENTS OF THE COMPANY AND THE GUARANTORS. As of the date hereof, the Company and each of the Guarantors (other than Delchamps and SCSI) and, as of the Consummation of the Delchamps Tender Offer, Delchamps and SCSI, hereby agrees with the Initial Purchasers as follows:

              (a) To advise the Initial Purchasers promptly after obtaining knowledge (and, if requested by the Initial Purchasers, confirm such advice in writing) of (i) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Senior Subordinated Notes for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Offering Memorandum untrue or that requires any additions to or changes in the Offering Memorandum in order to make the statements therein not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Senior Subordinated Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Senior Subordinated Notes under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

              (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company as many copies of the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. Subject to the Initial Purchasers' compliance with its representations and warranties and agreements set forth in
Section 7 hereof, the Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

              (c) During such period as in the opinion of counsel for the Initial Purchasers an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchasers or market-making activities of the Initial Purchasers with respect to Senior Subordinated Notes, not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object within five Business Days after being so advised and to prepare promptly upon the Initial Purchasers' reasonable request, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales or such market-making activities. Notwithstanding any other provision of this Agreement to the contrary, the obligations of the Company which arise under this paragraph 5(c) as a result of market-making activities of the Initial Purchasers with respect to Senior Subordinated Notes will terminate 30 days after written notice by the Company to DLJ stating that the Company no longer needs the Initial Purchasers to act as "market makers" with respect to the Notes.

              (d) If, during the period referred to in Section 5(c) above (as such period may be adjusted pursuant to the last sentence thereof), any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchasers, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances existing when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchasers, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, to prepare promptly upon the Initial Purchasers' reasonable request an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances existing when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchasers and such other persons as the Initial Purchasers may designate such number of copies thereof as the Initial Purchasers may reasonably request.

              (e) Prior to the sale of all Senior Subordinated Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the registration or qualification of the Senior Subordinated Notes for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably request and to continue such qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; PROVIDED, HOWEVER, that neither the Company nor any Guarantor shall be required in connection therewith to register or qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation in any jurisdiction in which it is not now so subject.

              (f) So long as the Notes are outstanding, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Notes a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the Company's independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

              (g) During the period of five years after the date of this Agreement, furnish to the Initial Purchasers as soon as available copies of all reports or other communications made publicly available by the Company or any of the Guarantors to their security holders or filed with the Commission or any national securities exchange on which any class of securities of the Company or any of the Guarantors is listed and such other publicly available information concerning the Company and/or its subsidiaries as the Initial Purchasers may reasonably request.

              (h) So long as any of the Senior Subordinated Notes remain outstanding and during any period in which the Company and the Guarantors are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to make available to any holder of Senior Subordinated Notes in connection with any sale thereof and any prospective purchaser of such Senior Subordinated Notes from such holder, the information ("RULE 144A INFORMATION") required by Rule 144A(d)(4) under the Act.

              (i) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company and the Guarantors under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and the Guarantors and accountants of the Company and the Guarantors in connection with the sale and delivery of the Senior Subordinated Notes to the Initial Purchasers, and all other fees or expenses in connection with the preparation, printing, filing and distribution of the Preliminary

Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements) specified in Section 5(c) and 5(d) prior to or during the period specified in Section 5(c), including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the sale and delivery of the Senior Subordinated Notes to the Initial Purchasers, including any transfer or other taxes payable thereon,
(iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Senior Subordinated Notes, (iv) all expenses in connection with the registration or qualification of the Senior Subordinated Notes and the Subsidiary Guarantees for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Senior Subordinated Notes and the Subsidiary Guarantees, (vi) all expenses and listing fees in connection with the application for quotation of the Senior Subordinated Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (vii) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture, the Notes and the Subsidiary Guarantees, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, and (xi) and all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this Section. Delchamps and SCSI shall not be responsible for any of the fees and expenses described in this paragraph unless and until the Delchamps Tender Offer is Consummated.

              (j) To use its best efforts to effect the inclusion of the Senior Subordinated Notes in PORTAL and to maintain the listing of the Senior Subordinated Notes on PORTAL for so long as the Senior Subordinated Notes are outstanding.

              (k) To obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

              (l) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any Guarantor or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company or any Guarantor substantially similar to the Notes and the Subsidiary Guarantees (other than (i) the Notes and the Subsidiary Guarantees and (ii) commercial paper issued in the ordinary course of business, it being understood that the Company and the Guarantors will enter into the Senior Credit Facility on the Closing Date), without the prior written consent of the Initial Purchasers.

              (m) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Senior Subordinated Notes to the Initial Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Senior Subordinated Notes under the Act.

              (n) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes.

              (o) To cause the Exchange Offer to be made on the appropriate form to permit New Senior Subordinated Notes and guarantees thereof by the Guarantors registered pursuant to the Act to be offered in exchange for the Senior Subordinated Notes and the Subsidiary Guarantees and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

              (p) To comply with all of its agreements set forth in the Registration Rights Agreement.

              (q) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy or obtain the waiver of all conditions precedent to the delivery of the Senior Subordinated Notes and the Subsidiary Guarantees.

              (r) Not to use any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offer and sale of the Senior Subordinated Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE GUARANTORS. As of the date hereof, the Company and each of the Guarantors (other than Delchamps and SCSI) and, upon Consummation of the Delchamps Tender Offer, Delchamps and SCSI, represents and warrants to, and agrees with, the Initial Purchasers as set forth below, it being understood that the representations and warranties set forth in subparagraphs (d), (e), (h), (i),
(j) and (l) shall not be deemed to have been made in respect of Delchamps or SCSI until the Consummation of the Delchamps Tender Offer.

              (a) The Offering Memorandum does not, and any supplement or amendment to it will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

              (b) Each of the Company and each of its subsidiaries has been, and immediately after Consummation of the Delchamps Tender Offer will have been, duly incorporated, is, and immediately after Consummation of the Delchamps Tender Offer will be, validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has, and immediately after Consummation of the Delchamps Tender Offer will have, the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties as described in the Offering Memorandum, and each is, and immediately after Consummation of the Delchamps Tender Offer will be, duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. As used herein, "MATERIAL ADVERSE EFFECT" shall mean, with respect to any Person, any effect or group of related or unrelated effects that (i) would be reasonably expected, individually or in the aggregate, to result in a material adverse effect on the assets, properties, business, results of operations, condition (financial or otherwise) or prospects of such Person and its subsidiaries, taken as a whole or (ii) would materially interfere with or adversely affect (A) the issuance of the Senior Subordinated Notes or the consummation of this Agreement,
(B) the performance by such Person and each of its subsidiaries of its respective agreements and obligations under this Agreement or the consummation of the transactions contemplated thereby or (C) the consummation of the Delchamps Acquisition.

              (c) Immediately following the Consummation of the Delchamps Tender Offer, the entities listed on Schedule A hereto will be the only subsidiaries, direct or indirect, of the Company. All of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "LIEN") other than as described in the Offering Memorandum.

              (d) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors and is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnity and contribution thereunder may be limited by Federal or state securities laws or principles of public policy.
This Agreement conforms as to legal matters to the description thereof contained in the Offering Memorandum.

              (e) The Indenture has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been validly executed and delivered by the Company and each of the Guarantors. When the Indenture has been duly executed and delivered by the Company and each of the Guarantors, the Indenture will be a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnity and contribution thereunder may be limited by Federal or state securities laws or principles of public policy. The Indenture conforms in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or"TRUST INDENTURE ACT"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

              (f) The Senior Subordinated Notes have been duly authorized by the Company for issuance and sale to the Initial Purchasers pursuant to this Agreement and, on the Closing Date, will have been validly executed and delivered by the Company. When the Senior Subordinated Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Senior Subordinated Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable in accordance with their terms except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnity and contribution thereunder may be limited by Federal or state securities laws or principles of public policy.

              (g) On the Closing Date, the New Senior Subordinated Notes will have been duly authorized by the Company. When the New Senior Subordinated Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the New Senior Subordinated Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnity and contribution thereunder may be limited by Federal or state securities laws or principles of public policy.

              (h) The Subsidiary Guarantee to be endorsed on the Senior Subordinated Notes by each Guarantor has been duly authorized by such Guarantor and, on the Closing Date, will have been duly executed and delivered by each such Guarantor. When the Senior Subordinated Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Subsidiary Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnity and contribution thereunder may be limited by Federal or state securities laws or principles of public policy.

              (i) The Subsidiary Guarantee to be endorsed on the New Senior Subordinated Notes by each Guarantor has been duly authorized by such Guarantor and, when issued, will have been duly executed and delivered by each such Guarantor. When the New Senior Subordinated Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Subsidiary Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnity and contribution thereunder may be limited by Federal or state securities laws or principles of public policy.


              (j) The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been duly executed and delivered by the Company and each of the Guarantors.
When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be the valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnity and contribution thereunder may be limited by Federal or state securities laws or principles of public policy.

              (k) The Merger Agreement has been duly authorized, executed and delivered by the Company and DAC and is a valid and binding agreement of the Company and DAC, enforceable against the Company and DAC in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnity and contribution thereunder may be limited by Federal or state securities laws or principles of public policy.

              (l) The Senior Credit Facility has been duly authorized by the Company and the subsidiaries of the Company that are obligors thereunder and, on the Closing Date, will have been duly executed and delivered by the Company and each of the subsidiaries of the Company that are obligors thereunder. When the Senior Credit Facility has been duly executed and delivered, the Senior Credit Facility will be the valid and binding agreement of the Company and each of the subsidiaries of the Company that are obligors thereunder, enforceable against the Company and each subsidiary of the Company that is an obligor thereunder in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnity and contribution thereunder may be limited by Federal or state securities laws or principles of public policy.

              (m) Except as otherwise disclosed in the Merger Agreement (including, without limitation, Annex B thereto), and except for such of the following as would not have a Material Adverse Effect, neither the Company nor any of its subsidiaries is, and after consummation of the Delchamps Tender Offer will be, in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of material indebtedness or in any other material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party.

              (n) Except as otherwise disclosed in the Merger Agreement (including, without limitation, Annex B thereto) and except for such of the following as would not have a Material Adverse Effect, the execution, delivery and performance of the Merger Agreement, this Agreement and the other Operative Documents by the Company and each of the Guarantors, compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent (other than the Consent Solicitation (as defined herein)), approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under (1) the Securities Act and state securities or "blue sky" laws and regulations, (2) the Trust Indenture Act of 1939, as amended, (3) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (4) applicable Environmental Laws (as defined below), (5) the filings with and approvals by the Secretary of State of the States of Mississippi and Alabama, as applicable, of the articles of and certificates of merger, relating to the Delchamps Acquisition, and (6) state and local law with respect to the obtaining of new permits or licenses for the sale of tobacco, alcohol and similar regulated items) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company, the Guarantors or any of their respective subsidiaries or any agreement, indenture or other instrument to which the Company, the Guarantors or any of their respective subsidiaries is a party or by which the Company, the Guarantors or any of their respective subsidiaries or their respective properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any Guarantor or any of their respective subsidiaries or their respective properties.

              (o) Except as disclosed in the Offering Memorandum or that would not reasonably be expected to have a Material Adverse Effect, there are, and immediately after Consummation of the Delchamps Tender Offer there will be, no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any of their respective properties is the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated.

              (p) Except as otherwise disclosed in the Merger Agreement (including, without limitation, Annex B thereto), neither the Company nor any of its subsidiaries has, and immediately after Consummation of the Delchamps Tender Offer will have, violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS") or any federal or state law relating to discrimination in the hiring, promotion or pay of employees or any applicable federal or state wages and hours laws, or any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

              (q) Except as otherwise disclosed in the Merger Agreement (including, without limitation, Annex B thereto), or as otherwise disclosed in the Offering Memorandum, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

              (r) Except as otherwise disclosed in the Merger Agreement (including, without limitation, Annex B thereto), or as otherwise disclosed in the Offering Memorandum, each of the Company and its subsidiaries has, and immediately after Consummation of the Delchamps Tender Offer will have, such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business in the manner described in the Offering Memorandum, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Except as otherwise disclosed in the Merger Agreement (including, without limitation, Annex B thereto), or as otherwise disclosed in the Offering Memorandum, each such Authorization is, and after consummation of the Delchamps Tender Offer will be, valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

              (s) In connection with the Delchamps Acquisition, the Company has reviewed the effect of Environmental Laws and the disposal of hazardous or toxic substances or wastes, pollutants or contaminants on (i) the business, assets, operations and properties of the Company and its subsidiaries and (ii) the business, assets, operations and properties of the Company and its subsidiaries immediately following the Delchamps Tender Offer, and identified and evaluated associated costs and liabilities (including, without limitation, all material capital and operating expenditures required for clean-up, closure of properties and compliance with Environmental Laws, all permits, licenses and approvals, all related constraints on operating activities and all potential liabilities to third parties). On the basis of such reviews, the Company has reasonably concluded that such associated costs and liabilities would not, immediately subsequent to and giving effect to the Delchamps Tender Offer, have a Material Adverse Effect.

              (t) Except as otherwise disclosed in the Merger Agreement (including, without limitation, Annex B thereto), the Company and each of its subsidiaries has, and immediately after Consummation of the Delchamps Tender Offer will have, good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Offering Memorandum as being owned by it, except as described in the Offering Memorandum or as would not have a Material Adverse Effect. Except as otherwise disclosed in the Merger Agreement (including, without limitation, Annex B thereto), all leases to which any of the Company or any of its subsidiaries is, and immediately after Consummation of the Delchamps Tender Offer will be, a party are valid and binding and no default has occurred or is continuing thereunder which would have a Material Adverse Effect, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of the Company and its subsidiaries is, and immediately after Consummation of the Delchamps Tender Offer will be, a party as lessee with such exceptions as do not materially interfere with the use currently made by the Company or such subsidiary, as the case may be.

              (u) The Company and its subsidiaries maintain, and immediately after Consummation of the Delchamps Tender Offer will maintain, reasonably adequate insurance.

              (v) The accountants, Deloitte & Touche L.L.P. and KPMG Peat Marwick, L.L.P., that have certified the financial statements and supporting schedules included in the Offering Memorandum are independent public accountants with respect to the Company and the Guarantors, as required by the Act and the Exchange Act. The historical financial statements, together with related schedules and notes, set forth in the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act.

              (w) The historical financial statements of the Company and its subsidiaries, together with related schedules and notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein and, with respect to interim financial statements, except for the absence of footnote presentation and normal year-end adjustments; and the other financial and statistical information and data of the Company and its subsidiaries set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. The representations set forth in this clause (w) shall be deemed to be made with respect to the historical financial statements and other financial and statistical data of Delchamps and its subsidiaries immediately upon Consummation of the Delchamps Tender Offer.

              (x) In the Company's opinion, the assumptions used in the preparation of the PRO FORMA financial statements included in the Offering Memorandum are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. The other PRO FORMA financial and statistical information and data included in the Offering Memorandum are accurately presented and prepared on a basis consistent with the PRO FORMA financial statements.

              (y) The Company is not and, after immediately giving effect to the offering and sale of the Senior Subordinated Notes and the application of the net proceeds thereof as described in the Offering Memorandum will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

              (z) Except as otherwise disclosed in the Merger Agreement (including, without limitation, Annex B thereto), or as otherwise disclosed in the Offering Memorandum, there are no holders of securities of the Company or any of the Guarantors who, by reason of the execution by the Company and the Guarantors of the Registration Rights Agreement or the consummation of the transactions contemplated thereby, have the right to request or demand that the Company or any of the Guarantors, as the case may be, register under the Act securities held by them.

              (aa) The Company has delivered to the Initial Purchasers true and correct executed copies of the Merger Agreement, including all schedules and exhibits thereto, and there have been no amendments, alterations, modifications or waivers thereto or in the exhibits or schedules thereto, except as have been delivered to the Initial Purchasers.

              (ab) The Company and each of its subsidiaries has complied, and immediately after Consummation of the Delchamps Tender Offer will have complied, with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

              (ac) There are, and immediately after Consummation of the Delchamps Tender Offer there will be, no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any of the Company's subsidiaries, except as otherwise disclosed in the Merger Agreement (including, without limitation, Annex B thereto), or as otherwise disclosed in the Offering Memorandum.

              (ad) Except as otherwise disclosed in the Merger Agreement (including, without limitation, Annex B thereto) or as otherwise set forth in the Offering Memorandum, there is, and immediately after Consummation of the Delchamps Tender Offer there will be, (i) no significant unfair labor practice complaint pending against the Company any of its subsidiaries or, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or more significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against any of them, and (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company any of its subsidiaries, or, to the best knowledge of the Company, threatened against it or any of its subsidiaries except for such actions specified in clause (i) or (ii) above, which, singly or in the aggregate, would not have a Material Adverse Effect.

              (ae) Each of the Company and each of its subsidiaries maintains, and immediately after Consummation of the Delchamps Acquisition will maintain, a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (af) Except as otherwise disclosed in the Merger Agreement (including, without limitation, Annex B thereto), all material tax returns required to be filed by the Company and its subsidiaries in any jurisdiction have been, and immediately after Consummation of the Delchamps Tender Offer will have been, filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been, and immediately after Consummation of the Delchamps Tender Offer will have been, paid, other than those being contested in good faith and for which adequate reserves have been provided.

              (ag) The Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

              (ah) When the Senior Subordinated Notes and the Subsidiary Guarantees are issued and delivered pursuant to this Agreement, neither the Senior Subordinated Notes nor the Subsidiary Guarantees will be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company or the Guarantors that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

              (ai) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company, the Guarantors or any of their respective representatives (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Senior Subordinated Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Senior Subordinated Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

              (aj) Assuming (i) the accuracy of and compliance with the Initial Purchasers' representations, warranties and agreements set forth in Section 7 hereof and (ii) compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described elsewhere in this Agreement and the Offering Memorandum, prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

              (ak) None of the Company, the Guarantors nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act ("REGULATION S") with respect to the Senior Subordinated Notes or the Subsidiary Guarantees.

              (al) The Company has not, and will not, offer or sell the Senior Subordinated Notes in reliance on Regulation S except in offshore transactions.

              (am) The Company has not, and will not, offer or sell the Senior Subordinated Notes as part of a plan or scheme to evade the registration provisions of the Act.

              (an) The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Senior Subordinated Notes outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(h).

              (ao) The Company is a "reporting issuer" as defined in Rule 902 under the Act.

              (ap) Assuming (i) the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in Section 7 hereof and
(ii) compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described elsewhere in this Agreement and the Offering Memorandum, no registration under the Act of the Senior Subordinated Notes or the Subsidiary Guarantees is required for the sale of the Senior Subordinated Notes and the Subsidiary Guarantees to the Initial Purchasers as contemplated hereby or for the Exempt Resales.

              (aq) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Guarantor's retaining any rating assigned as of the date hereof to the Company, any Guarantor or any securities of the Company or any Guarantor or (ii) has indicated to the Company or any Guarantor that it is considering (a) the downgrading, suspension or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or any Guarantor.

         The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

         7. INITIAL PURCHASERS' REPRESENTATIONS AND WARRANTIES. Each of the Initial Purchasers, severally and not jointly, represents and warrants to the Company and the Guarantors, and agrees that:

              (a) Such Initial Purchaser is either a QIB or an institutional "accredited investor" (as defined in rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) (an "Accredited Institution"), in either case, with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Senior Subordinated Notes.

              (b) Such Initial Purchaser (A) is not acquiring the Senior Subordinated Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Senior Subordinated Notes in a transaction that would violate the

Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Senior Subordinated Notes only to (x) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and (y) in offshore transactions in reliance upon Regulation S under the Act.

              (c) Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Senior Subordinated Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

              (d) Such Initial Purchaser agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Senior Subordinated Notes only from, and will offer to sell the Senior Subordinated Notes only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Senior Subordinated Notes only to, and will solicit offers to buy the Senior Subordinated Notes only from (A) Eligible Purchasers that agree that (x) the Senior Subordinated Notes purchased by them may be resold, pledged or otherwise transferred prior to the expiration of the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Senior Subordinated Notes, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) to an Accredited Institution that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Senior Subordinated Note and, if such transfer is in respect of an aggregate principal amount of Senior Subordinated Notes less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act, (VI) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VII) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Senior Subordinated Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

              (e) None of such Initial Purchasers nor any of its affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Senior Subordinated Notes or the Subsidiary Guarantees.

              (f) The Senior Subordinated Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

              (g) The sale of the Senior Subordinated Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

              (h) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Senior Subordinated Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Senior Subordinated Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Senior Subordinated Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Senior Subordinated Notes, except such advertisements as are permitted by and include the statements required by Regulation S.

              (i) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Senior Subordinated Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903(c)(2) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

    "The Senior Subordinated Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Senior Subordinated Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

              (j)  Such Initial Purchaser further represents and agrees that
(1) it has not offered or sold and will not offer or sell any Senior Subordinated Notes to persons in the United Kingdom prior to the expiration of the period of six months from the issue date of the Senior Subordinated Notes, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their business or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Senior Subordinated Notes in, from or otherwise involving the United Kingdom and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Senior Subordinated Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act of 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

              (k) Such Initial Purchaser agrees that it will not offer, sell or deliver any of the Senior Subordinated Notes in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Senior Subordinated Notes in such jurisdictions. Such Initial Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose.

              The Initial Purchasers acknowledge that the Company and the Guarantors and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and the Initial Purchasers hereby consent to such reliance.

         8.   INDEMNIFICATION.

              (a) As of the date hereof, the Company and each of the Guarantors (other than Delchamps and SCSI) and, as of the Consummation of the Delchamps Tender Offer, Delchamps and SCSI, agrees, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its directors, its officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses reasonably incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Company or any Guarantor to any holder or prospective purchaser of Senior Subordinated Notes pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are (i) caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to an Initial Purchaser furnished in writing to the Company by such Initial Purchaser (and not with respect to the information provided by any other Initial Purchaser) or (ii) caused by any untrue statement or omission, or any alleged untrue statement or omission, made in the Preliminary Offering Memorandum, but eliminated or remedied in the Offering Memorandum, if (A) the Company shall have previously furnished copies thereof to the Initial Purchasers in accordance with this agreement, (B) a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of such sale, (C) the Offering Memorandum would have completely corrected such untrue statement or omission and (D) such allegations are upheld by a final judgement.


              (b) The Initial Purchasers agree, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, and their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or any Guarantor, to the same extent as the foregoing indemnity from the Company and the Guarantors to each Initial Purchaser but only with reference to information relating to an Initial Purchaser furnished in writing to the Company by such Initial Purchaser (and not with respect to the information provided by any other Initial Purchaser) expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto.

              (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchasers shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchasers). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any such action or proceeding effected without its prior written consent (not to be unreasonably withheld) and if settled with its written consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify and hold harmless the indemnified party to the extent provided herein. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than thirty business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement (unless the reasonableness of such fees and expenses of counsel is being contested in good faith). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action.

              (d)  To the extent the indemnification provided for in this
Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers on the other hand from the offering of the Senior Subordinated Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Senior Subordinated Notes (before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchasers bear to the total price to investors of the Senior Subordinated Notes, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

              The Company and the Guarantors, and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this
Section 8, the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total price of the Senior Subordinated Notes sold by them to investors in Exempt Resales exceeds the amount of any damages which the Initial Purchasers have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged
omission.   No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Senior Subordinated Notes purchased by each of the Initial Purchasers hereunder and not joint.

              (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         9. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The obligations of the Initial Purchasers to purchase the Senior Subordinated Notes under this Agreement are subject to the satisfaction of each of the following conditions:

              (a) All the representations and warranties of the Company and the Guarantors contained in this Agreement and all the representations and warranties of the Company contained in the Merger Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

              (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any Guarantor or any securities of the Company or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall notice have been given of any potential or intended change, in the outlook for any rating of the Company or any Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

              (c) Since the respective dates as of which information is given in the Offering Memorandum, other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company and its subsidiaries, taken as a whole, and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Senior Subordinated Notes on the terms and in the manner contemplated in the Offering Memorandum.

              (d) The Initial Purchasers shall have received on the Closing Date a certificate dated the Closing Date, signed by the President and the Chief Financial Officer of the Company, confirming the matters set forth in Sections 9(a), 9(b) and 9(c).

              (e) The Initial Purchasers shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of Dechert Price & Rhoads, counsel for the Company and the Guarantors, to the effect that:

                   (i) When the Senior Subordinated Notes are duly executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, the Senior Subordinated Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms;

                   (ii) When the Senior Subordinated Notes are duly executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, the Subsidiary Guarantees endorsed thereon will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Guarantors, enforceable in accordance with their terms;

                   (iii) When the Indenture is duly executed and delivered by the Company and each Guarantor, the Indenture will be a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms;

                   (iv) When the Registration Rights Agreement is duly executed and delivered by the Company and each Guarantor, the Registration Rights Agreement will be a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms;

                   (v) To our knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective properties is subject which, if determined adversely to the Company or any such subsidiary, would be reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect;

                   (vi) The Company is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                   (vii) Except as contemplated by the Registration Rights Agreement, to our knowledge there are no holders of securities of the Company or any of the Guarantors who, by reason of the execution by the Company and the Guarantors of the Registration Rights Agreement or the consummation by the Company and the Guarantors of the transactions contemplated thereby, have the right to request or demand that the Company or any of the Guarantors, as the case may be, register under the Act securities held by them; and

                   (viii) Assuming (i) the accuracy of, and compliance with, the representations, warranties and agreements of the Company and the Guarantors set forth in Sections 5(h), 5(m) and 5(r) and 6(ah), (ai), (ak), (al), (am), (an) and (ao) of the Purchase Agreement, (ii) the accuracy of, and compliance with, the representations, warranties and agreements of the Initial Purchasers set forth in Section 7 of the Purchase Agreement,
              (iii) compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described elsewhere in the Purchase Agreement and the Offering Memorandum and (iv) the accuracy of, and compliance with, the representations, warranties and agreements made in accordance with the Purchase Agreement, the Offering Memorandum and the Indenture by Eligible Purchasers to whom the Initial Purchasers initially resell Senior Subordinated Notes in Exempt Resales, it is not necessary in connection with the offer, sale and delivery of the Senior Subordinated Notes to the Initial Purchasers in the manner contemplated by the Purchase Agreement or in connection with Exempt Resales to register the Senior Subordinated Notes under the Act or to qualify the Indenture under the TIA.

         The opinion of Dechert Price & Rhoads described in Section 9(e) above shall be rendered to the Initial Purchasers at the request of the Company and the Guarantors and shall so state therein.

         The Initial Purchasers shall have received on the Closing Date a letter (satisfactory to the Initial Purchasers and counsel for the Initial Purchasers) dated the Closing Date, from Dechert Price & Rhoads, counsel for the Company and the Guarantors, to the effect that such counsel has no reason to believe that, as of the date of the Offering Memorandum or as of the Closing Date, the Offering Memorandum, as amended or supplemented, if applicable (except for the financial statements and the notes related thereto and other financial, statistical and accounting data included therein, as to which such counsel need not express any belief) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In writing such letter with respect to the matters covered by this paragraph, Dechert Price & Rhoads may state that their belief is based upon their participation in the preparation of the Offering Memorandum and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

         Additionally, the Initial Purchasers shall have received on the Closing a letter (satisfactory to the Initial Purchasers and counsel for the Initial Purchasers) dated the Closing Date, from Dechert Price & Rhoads, counsel for the Company and the Guarantors, to the effect that the Initial Purchasers may rely on the opinions of Dechert Price & Rhoads rendered pursuant to the Senior Credit Facility.

              (f) The Initial Purchasers shall have received on the Closing Date an opinion (satisfactory to the Initial Purchasers and counsel for the Initial Purchasers), dated the Closing Date, of Butler, Snow, O'Mara, Stevens & Cannada, PLLC, counsel to the Company and the Guarantors (other than Delchamps, SCSI, Interstate Jitney-Jungle Stores, Inc. ("Interstate") and DAC), substantially to the effect that:

                   (i) each of the Company and each of the Guarantors (other than Delchamps, SCSI, Interstate and DAC) is a corporation duly organized, validly existing and in good standing under the laws of the State of Mississippi and has the corporate power and authority to carry on its business as it is currently being conducted as described in the Offering Memorandum and to own, lease and operate its properties as described in the Offering Memorandum;

                   (ii) to such counsel's knowledge, and based solely on certificates to such effect examined by such counsel as issued by the Secretary of State for each of the states identified in writing to such counsel as jurisdictions where the failure by the Company and the Guarantors (other than Delchamps, SCSI, Interstate and DAC) to be qualified to do business as a foreign corporation would have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole (as set forth on a schedule to this opinion), each of the Company and the Guarantors (other than Delchamps, SCSI, Interstate and DAC) is duly qualified and in good standing as a foreign corporation authorized to do business in each such jurisdiction;

                   (iii) all the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable;

                   (iv) all of the outstanding shares of capital stock of each of the Guarantors (other than Delchamps, SCSI, Interstate and DAC) have been duly authorized and validly issued and are fully paid and non-assessable;

                   (v) the Senior Subordinated Notes have been duly authorized by the Company;

                   (vi) the Subsidiary Guarantees have been duly authorized by the Guarantors (other than Delchamps, SCSI, Interstate and DAC);

                   (vii) the Indenture has been duly authorized, executed and delivered by the Company and the Guarantors (other than Delchamps, SCSI, Interstate and DAC);

                   (viii) this Agreement has been duly authorized, executed and delivered by the Company and the Guarantors (other than Delchamps, SCSI, Interstate and DAC);

                   (ix) the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Guarantors (other than Delchamps, SCSI, Interstate and DAC);

                   (x) the New Senior Subordinated Notes have been duly authorized by the Company;

                   (xi) the Subsidiary Guarantees to be endorsed on the New Senior Subordinated Notes have been duly authorized by the Guarantors (other than Delchamps, SCSI, Interstate and DAC);

                   (xii) the Merger Agreement has been duly authorized, executed and delivered by the Company;

                   (xiii) the Senior Credit Facility has been duly authorized, executed and delivered by the Company and the Guarantors (other than Delchamps, SCSI, Interstate and DAC);

                   (xiv) to such counsel's knowledge, neither the Company nor any of the Guarantors (other than Delchamps, SCSI, Interstate and DAC) is in violation of its respective articles of incorporation or by-laws or in default in the performance of any agreement, indenture or other instrument to which the Company or any Guarantor (other than Delchamps, SCSI, Interstate and DAC) is a party or by which any of their respective properties are bound that would result in any Material Adverse Effect on the conduct of the business of the Company and its subsidiaries, taken as a whole; and

                   (xv) the execution, delivery and performance of the Merger Agreement, this Agreement and the other Operative Documents by the Company and each of the Guarantors (other than Delchamps, SCSI, Interstate and DAC) will not (A) require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body, except as specifically referenced in Section 3.4 of the Merger Agreement and the related Disclosure Schedule attached thereto and except for such consents, approvals, authorizations or orders under (1) the Securities Act and state securities or "blue sky" laws and regulations, (2) the Trust Indenture Act of 1939, as amended, (3) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (4) applicable Environmental Laws (as defined below), (5) the filings with and approvals by the Secretary of State of the State of Alabama of the articles of and certificates of merger, relating to the Delchamps Acquisition, and (6) state and local law with respect to the obtaining of new permits or licenses for the sale of tobacco, alcohol, pharmaceuticals, lottery tickets, food services and health and similar regulated items, (B) conflict with the articles of incorporation or by-laws of the Company or any of the Guarantors (other than Delchamps, SCSI, Interstate and DAC), (C) to such counsel's knowledge, conflict with or constitute a breach of the terms or provisions of, or a default under, any material agreement, indenture or other instrument to which the Company or any of the Guarantors (other than Delchamps, SCSI, Interstate and DAC) is a party or by which any of their respective properties are bound, except as would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, (D) to such counsel's knowledge, result in a material violation or conflict with any laws or administrative regulations or rulings that are applicable to the Company or any Guarantor (other than Delchamps, SCSI, Interstate and DAC) or to their respective properties, or
              (E) result in a material violation of any court decrees which have been identified by certificate of the Company to such counsel as specifically applicable to the Company or any of the Guarantors (other than Delchamps, SCSI, Interstate and DAC) or to their respective properties which would have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole; except that the opinions set forth in the within clauses (A) and
              (D) are based on only those statutes, rules or regulations which, in the opinion of such counsel, are customarily applicable to securities underwriting and merger transactions; and except that the opinions set forth in this paragraph 9(f)(xv) will not include any opinion as to the enforceability of the Merger Agreement, this Agreement or the other Operative Documents.

              (g) The Initial Purchasers shall have received on the Closing Date an opinion (satisfactory to the Initial Purchasers and counsel for the Initial Purchasers), dated the Closing Date, of Maynard, Cooper & Gale, P.C., counsel to Interstate and DAC, substantially to the effect that:

                   (i) each of Interstate and DAC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Alabama and has the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties as described in the Offering Memorandum;

                   (ii) this Agreement, the Indenture, the Registration Rights Agreement and the Senior Credit Facility have each been duly authorized, executed and delivered by Interstate and DAC, and the DAC Senior Note Guaranty, the DAC Supplemental Indenture and the Merger Agreement have been duly authorized, executed and delivered by DAC;

                   (iii) the Subsidiary Guarantees have been duly authorized by Interstate and DAC;

                   (iv) all of the outstanding shares of capital stock of DAC have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and

                   (v) the execution and delivery by Interstate of the Operative Documents, and by DAC of the Operative Documents and the Merger Agreement, does not and, if Interstate or DAC, as the case may be, were to perform on the date hereof its obligations under the Operative Documents, such performance would not, (i) conflict with the Articles of Incorporation or Bylaws of Interstate or DAC, as the case may be, or (ii) to such counsel's actual knowledge with independent investigation, (A) require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body of the State of Alabama (except as for such consents, approvals, authorizations or orders required under state securities or "blue sky" laws and regulations, and, with respect to performance only, required for the normal ordinary conduct of the business of Interstate or DAC, as the case may be, such as permits or licenses for the sale of tobacco, alcohol, pharmaceuticals, food and food services, health permits, environmental permits and zoning approvals), or (B) violate or conflict with any laws or administrative regulations or rulings of the State of Alabama that are applicable to Interstate or DAC, as the case may be; except that the opinions set forth pursuant to this paragraph 9(g)(v) will not include any opinion as to the enforceability of the Operative Documents.

              (h) The Initial Purchasers shall have received on the Closing Date an opinion (satisfactory to the Initial Purchasers and counsel for the Initial Purchasers), dated the Closing Date, of Hand Arendall, L.L.C., counsel to Delchamps, substantially to the effect that:

                   (i) Delchamps is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Alabama and has the corporate power and authority to carry on its business as currently conducted;

                   (ii) Delchamps is duly qualified and in good standing as a foreign corporation authorized to do business in each of the states of Florida, Louisiana and Mississippi;

                   (iii) the Subsidiary Guarantee of Delchamps has been duly authorized by Delchamps;

                   (iv) the Indenture has been duly authorized, executed and delivered by Delchamps;


                   (v) this Agreement has been duly authorized, executed and delivered by Delchamps;

                   (vi) the Registration Rights Agreement has been duly authorized, executed and delivered by Delchamps;

                   (vii) the Subsidiary Guarantees to be endorsed on the New Senior Subordinated Notes have been duly authorized by Delchamps;

                   (viii) the Senior Credit Facility has been duly authorized, executed and delivered by Delchamps;

                   (ix) the Supplemental Indenture dated September 15, 1997 between Delchamps and Marine Midland Bank has been duly authorized by Delchamps;

                   (x) the Senior Guarantee dated as of September 15, 1997 has been duly authorized by Delchamps;

                   (xi) to such counsel's knowledge (and without expressing an opinion with respect to the effect of the Merger Agreement contemplated by the Operative Documents), Delchamps is not in violation of its Articles of Incorporation or Bylaws and, based solely on the Officer's Certificate, Delchamps is not in default in the performance of any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of material indebtedness or in any other material agreement, indenture or instrument (A) material to the conduct of the business of Delchamps and its subsidiaries, taken as a whole,
              (B) material to the conduct of the business of Delchamps and its subsidiaries, taken as a whole, immediately following the Delchamps Acquisition, (C) by which Delchamps', or any of its subsidiaries' property is bound or (D) by which any of Delchamps', or any of its subsidiaries' property will be bound following the Delchamps Acquisition; and

                   (xii) the execution, delivery and performance of the Operative Documents by Delchamps, compliance by Delchamps with all provisions thereof (except that such counsel expresses no opinion with respect to the Merger contemplated thereby) and the consummation of the transactions contemplated thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body of the State of Alabama (except as such may be required under state securities or "blue sky" laws and regulations) and will not conflict with or constitute a breach of the terms or provisions of, or a default under, the Articles of Incorporation or Bylaws of Delchamps or, based solely on the Officer's Certificate, of any material agreement, indenture or other instrument to which Delchamps is a party or by which Delchamps or its properties are bound, or violate or conflict with any laws or administrative rulings or court decrees applicable to Delchamps or its properties, which violations or conflicts would reasonably be expected to have a Material Adverse Effect. The opinions in this paragraph 9(h)(xii) are subject to the fact that such counsel have done no independent research of Alabama law with regard to the legal opinions in this opinion and same are based solely on such counsel's knowledge of Alabama law and without further research or inquiry.

              With respect to all opinions of such counsel expressed pursuant to paragraphs 9(e), (f), (g) and (h), such opinions are to be based upon the assumption that no actions, events, occurrences or circumstances by, affecting or concerning any of the Company or Guarantors occurred or existed prior to the effective time of the Delchamps Tender Offer which would cause any inaccuracy in, conflict with, or contravention of, in whole or in part, any of the opinions expressed.

              With respect to the opinions of counsel expressed pursuant to paragraphs 9(e), (f), (g) and (h) as "within the knowledge of such counsel," such opinions are to be interpreted as conveying that, during the participation of such counsel in the preparation, negotiation, execution and performance of the Merger Agreement, in connection with such counsel's representation of the Company and the Guarantors, but without making any independent investigation or verification, no information has come to the attention of the attorneys of such firm that have had substantive involvement in the preparation, negotiation, execution and performance of the Merger Agreement to give any such attorney conscious awareness and actual knowledge of any facts or law contrary to the statements and opinions so expressed. To the extent the knowledge of such counsel is qualified by "after reasonable inquiry," such inquiry is limited to the appropriate officers and records of the Company and the Guarantors.

              In rendering the opinions set forth in paragraphs 9(f)(xv), 9(g)(xiii) and 9(h)(xiii), such counsel may state that the opinions, with your permission, assume that all courts of competent jurisdiction would enforce all agreements, indentures or other instruments as written but for all purposes would apply the internal laws of the State of Mississippi or Alabama, as applicable, without giving effect to any choice of law provisions contained therein or any choice of law principles which would result in application of the internal laws of any other state.

              (i) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

              (j) The Initial Purchasers shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers from (i) Deloitte & Touche L.L.P., independent public accountants for the Company and (ii) KPMG Peat Marwick L.L.P., independent public accountants for Delchamps, in each case containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

              (k) The Senior Subordinated Notes shall have been approved by the NASD for trading and duly listed in PORTAL.

              (l) The Initial Purchasers shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company, the Guarantors and the Trustee (provided, that with respect to Delchamps and SCSI, such counterpart may be delivered subject to the Consummation of the Delchamps Tender Offer).

              (m) The Company and the Guarantors shall have executed the Registration Rights Agreement and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company and the Guarantors (provided, that with respect to Delchamps and SCSI, such counterpart may be delivered subject to the Consummation of the Delchamps Tender Offer).


              (n) The Company and the Guarantors shall have executed this Agreement and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company and the Guarantors (provided, that with respect to Delchamps and SCSI, such counterpart may be delivered subject to the Consummation of the Delchamps Tender Offer).

              (o) The Company and the subsidiaries of the Company that are obligors thereunder shall have entered into the Senior Credit Facility (the form and substance of which shall be reasonably acceptable to the Initial Purchasers) and the Initial Purchasers shall have received counterpart, conformed as executed, thereof and of all other documents and agreements entered into in connection therewith (provided, that with respect to Delchamps and SCSI, such counterparts may be delivered subject to the Consummation of the Delchamps Tender Offer).

              (p) The Initial Purchasers shall have received a copy of the Merger Agreement, with all schedules, exhibits and amendments thereto, certified by an executive officer of the Company as a true, correct and complete copy as of the date hereof.

              (q) Each condition to the closing contemplated by the Senior Credit Facility (other than the issuance and sale of the Senior Subordinated Notes and Subsidiary Guarantees pursuant hereto) shall have been satisfied or waived. There shall exist at and as of the Closing Date (after giving effect to the transactions contemplated by this Agreement and the Merger Agreement) no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Senior Credit Facility. On the Closing Date, the closing under the Senior Credit Facility shall have been consummated on terms that conform in all material respects to the description thereof in the Offering Memorandum and the Initial Purchasers shall have received evidence satisfactory to the Initial Purchasers of the consummation thereof.

              (r) Each condition to the closing of the Delchamps Tender Offer contemplated by the Merger Agreement (other than the issuance and sale of the Senior Subordinated Notes and the Subsidiary Guarantees pursuant hereto and the closing under the Senior Credit Facility) shall have been satisfied or waived. There shall exist at and as of the Closing Date (after giving effect to the transactions contemplated by this Agreement and the Senior Credit Facility) no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Merger Agreement. On the Closing Date, the Delchamps Tender Offer shall have been consummated on terms that conform in all material respects to the description thereof in the Offering Memorandum and the Initial Purchasers shall have received evidence satisfactory to the Initial Purchasers of the consummation thereof.

              (s) The Company shall have received the consent of the holders of at least a majority in principal amount of the outstanding 12% Senior Notes due 2006 of the Company (the "Senior Notes"), excluding any Senior Notes owned by the Company, any Guarantor or any affiliate of the Company or any Guarantor, to approve certain amendments to the indenture, dated March 5, 1996 among the Company, the guarantors named therein and Marine Midland Bank, as trustee, governing the Senior Notes (the "Consent Solicitation").

              (t) Latham & Watkins shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 9 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.


              (u) Prior to the Closing Date, the Company shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

              (v) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.


         10. CONDITIONS OF THE COMPANY'S AND THE GUARANTORS' OBLIGATIONS. The obligations of the Company and the Guarantors to sell the Senior Subordinated Notes and issue the Subsidiary Guarantees under this Agreement are subject to the satisfaction to each of the following conditions:

              (a) Each condition to the closing of the Delchamps Tender Offer contemplated by the Merger Agreement (other than the issuance and sale of the Senior Subordinated Notes and Subsidiary Guarantees pursuant hereto and the closing of the Senior Credit Facility) shall have been satisfied or waived. There shall exist at and as of the Closing Date (after giving effect to the transactions contemplated by this Agreement and the Senior Credit Facility) no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Merger Agreement. On the Closing Date, the Delchamps Tender Offer shall have been consummated on terms that conform in all material respects to the description thereof in the Offering Memorandum and the Company shall have received evidence satisfactory to the Company of the consummation thereof.

              (b)  The Consent Solicitation shall have been consummated.

              (c) The Initial Purchasers shall have delivered payment to the Company for the Senior Subordinated Notes pursuant to Section 4 of this Agreement.

              (d) All of the representations and warranties of the Initial Purchasers shall be true and correct in all material respects at and as of the Closing Date and the Initial Purchasers shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Initial Purchasers at or prior to the Closing Date.

              (e) No injunction, restraining order, action, statute, rule or regulation of any Governmental Authority shall have been issued as of the Closing Date that would prevent or interfere with the issuance of the Senior Subordinated Notes hereunder or subject the Company to any material penalty if the Senior Subordinated Notes were to be issued and sold hereunder.

         11. EFFECTIVENESS OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto other than Delchamps and SCSI.

         This Agreement may be terminated at any time prior to the Closing Date by the Initial Purchasers by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchasers' judgment, is material and adverse and, in the Initial Purchasers' judgment, makes it impracticable to market the Senior Subordinated Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock

Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company or any Guarantor on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

         If on the Closing Date either of the Initial Purchasers shall fail or refuse to purchase the Senior Subordinated Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Senior Subordinated Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Senior Subordinated Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Senior Subordinated Notes set forth opposite its name in Schedule B bears to the aggregate principal amount of the Senior Subordinated Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Senior Subordinated Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the aggregate principal amount of the Senior Subordinated Notes which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of the Senior Subordinated Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Senior Subordinated Notes and the aggregate principal amount of the Senior Subordinated Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Senior Subordinated Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such the Senior Subordinated Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any
non-defaulting Initial Purchaser and the Company.   In any such case which does
not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

         12. MISCELLANEOUS. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company or any Guarantor, to 1770 Ellis Avenue, Suite 200, Jackson, Mississippi 39204 and (ii) if to the Initial Purchasers, Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

         The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, the Guarantors and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Senior Subordinated Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, the officers or directors of the Initial Purchasers, any person controlling the Initial Purchasers, the Company, any Guarantor, the officers or directors of the Company or any Guarantor, or any person controlling the Company or any Guarantor, (ii) acceptance of the Senior Subordinated Notes and payment for them hereunder and (iii) termination of this Agreement.

         If this Agreement shall be terminated by the Initial Purchasers because of any failure or refusal on the part of the Company or the Guarantors to comply with the terms or to fulfill any of the conditions of this Agreement, the Company and the Guarantors, jointly and severally, agree to reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them (provided that Delchamps and SCSI shall not be responsible for any of the fees and expenses described in this paragraph unless and until the Delchamps Tender Offer is Consummated). Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Company and each Guarantor also agree, jointly and severally, to reimburse each Initial Purchaser and its officers, directors and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under this Section 12).

         Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantors, the Initial Purchasers, the Initial Purchasers' directors and officers, any controlling persons referred to herein, the directors of the Company and the Guarantors and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Senior Subordinated Notes from the Initial Purchasers merely because of such purchase.

         This Agreement shall be governed and construed in accordance with the laws of the State of New York.

         This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers as of the date first above written.


                             Very truly yours,

                             JITNEY-JUNGLE STORES OF AMERICA, INC.



                             By:
                                -----------------------------------
                                  Name:
                                  Title:


                             SOUTHERN JITNEY JUNGLE COMPANY




                             By:
                                -----------------------------------
                                  Name:
                                  Title:


                             MCCARTY-HOLMAN CO., INC.




                             By:
                                -----------------------------------
                                  Name:
                                  Title:


                             INTERSTATE JITNEY-JUNGLE STORES, INC.




                             By:
                                -----------------------------------
                                  Name:
                                  Title:


                             PUMP AND SAVE, INC.




                             By:
                                -----------------------------------
                                  Name:
                                  Title:

                             DELTA ACQUISITION CORPORATION




                             By:
                                -----------------------------------
                                  Name:
                                  Title:


The foregoing Purchase Agreement
is hereby confirmed and accepted
as of the date first above written
by Donaldson, Lufkin & Jenrette
Securities Corporation on behalf
of the Initial Purchasers.


DONALDSON, LUFKIN & JENRETTE
         SECURITIES CORPORATION



By: ----------------------------------
    Name:
    Title:

The foregoing Purchase Agreement
is hereby agreed to and accepted
as of the Consummation of the Delchamps Tender Offer by Delchamps, Inc. and Supermarket Cigarette
Sales, Inc., each a Guarantor, it
being understood that the provisions
thereof applicable to and binding
upon the Guarantors shall be applicable
to and binding upon Delchamps, Inc. and
Supermarket Cigarette Sales, Inc.
as of and effective immediately upon
Consummation of the Delchamps Tender Offer.


DELCHAMPS, INC.



By: ----------------------------------
    Name:
    Title:


SUPERMARKET CIGARETTE SALES, INC.



By: ----------------------------------
    Name:
    Title:

                                      SCHEDULE A

                                      GUARANTORS

Southern Jitney Jungle Company

McCarty-Holman Co., Inc.

Interstate Jitney-Jungle Stores, Inc.

Pump and Save, Inc.

Delta Acquisition Corporation

Delchamps, Inc. (simultaneously upon Consummation of the Delchamps Tender Offer)

Supermarket Cigarette Sales, Inc. (simultaneously upon Consummation of the Delchamps Tender Offer)

                                      SCHEDULE B


                                                               Principal Amount
                   Initial Purchaser                               of Notes
                   -----------------                             ------------
Donaldson, Lufkin & Jenrette
    Securities Corporation....................................   $140,000,000

Credit Suisse First Boston....................................   $ 60,000,000

    Total.....................................................   $200,000,000
                                                                 ============

                                      EXHIBIT A

                        FORM OF REGISTRATION RIGHTS AGREEMENT



























                                         A-1